                                                                   EXHIBIT 99.1

                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-7

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on September 30, 1998. The information below includes the Initial Contracts described in the Prospectus Supplement dated September 10, 1998, as well as the Additional Contracts transferred to the Trust. There will be no Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

           GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS(1)

                                                              AGGREGATE    % OF CONTRACT
                                                              PRINCIPAL       POOL BY
                                           % OF CONTRACT       BALANCE      OUTSTANDING
                            NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                         --------------- ----------------- --------------- -------------
Alaska..................          1              .00%       $    67,084.20       .01%
Alabama.................      1,270             5.96         39,053,493.83      4.59
Arizona.................        399             1.87         17,483,667.25      2.06
Arkansas................        407             1.91         12,674,633.01      1.49
California..............        491             2.30         20,622,945.56      2.43
Colorado................        454             2.13         24,384,106.73      2.87
Connecticut.............          9              .04            223,227.46       .03
Delaware................        103              .48          4,668,002.34       .55
Florida.................      1,174             5.51         54,039,164.67      6.36
Georgia.................      1,119             5.25         41,980,611.68      4.94
Hawaii..................          1              .00             66,052.38       .01
Idaho...................        101              .47          5,319,683.35       .63
Illinois................        333             1.56         10,602,864.51      1.25
Indiana.................        531             2.49         20,859,709.25      2.45
Iowa....................        277             1.30          8,767,687.90      1.03
Kansas..................        337             1.58         12,114,371.57      1.43
Kentucky................        556             2.61         18,635,994.81      2.19
Louisiana...............        473             2.22         14,544,044.50      1.71
Maine...................        188              .88         10,066,446.34      1.18
Maryland................         79              .37          2,850,736.91       .34
Massachusetts...........         14              .07            592,209.51       .07
Michigan................      1,097             5.14         51,596,061.31      6.07
Minnesota...............        440             2.06         14,564,737.62      1.71
Mississippi.............        491             2.30         15,377,191.80      1.81
Missouri................        741             3.47         24,121,084.09      2.84
Montana.................        181              .85          7,417,924.66       .87
Nebraska................        122              .57          4,639,555.39       .55
Nevada..................        195              .91          9,739,615.74      1.15
New Hampshire...........        115              .54          4,467,579.91       .53
New Jersey..............         15              .07            709,400.93       .08
New Mexico..............        345             1.62         16,500,421.73      1.94
New York................        369             1.73         14,648,194.60      1.72
North Carolina..........      2,346            11.01        100,396,142.87     11.80
North Dakota............         90              .42          2,836,705.48       .33
Ohio....................        488             2.29         19,340,686.50      2.28
Oklahoma................        499             2.34         17,789,684.45      2.09
Oregon..................        254             1.19         17,159,831.77      2.02
Pennsylvania............        333             1.56         12,739,453.47      1.50
Rhode Island............          3              .01            100,670.19       .01
South Carolina..........      1,189             5.58         50,464,480.65      5.94
South Dakota............        151              .71          5,285,931.86       .62
Tennessee...............        597             2.80         19,813,343.38      2.33
Texas...................      1,608             7.55         58,218,789.81      6.85
Utah....................         82              .38          4,280,151.34       .50
Vermont.................         71              .33          3,823,182.92       .45
Virginia................        334             1.57         13,378,451.87      1.57
Washington..............        263             1.23         18,002,120.67      2.12
West Virginia...........        235             1.10          8,353,736.18       .98
Wisconsin...............        227             1.06          8,065,182.57       .95
Wyoming.................        131              .61          6,534,061.15       .77
Non-U.S. Military
  Personnel.............          1              .00             16,150.00        *
                             ------           ------       ---------------    ------
Total...................     21,330           100.00%      $849,997,262.67    100.00%
                             ======           ======       ===============    ======

--------
(1) Based on Obligor's billing address.

* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-off Date.

                      YEARS OF ORIGINATION OF CONTRACTS

                           NUMBER OF       AGGREGATE      % OF CONTRACT POOL BY
                           CONTRACTS   PRINCIPAL BALANCE  OUTSTANDING PRINCIPAL
                             AS OF        OUTSTANDING         BALANCE AS OF
YEAR OF ORIGINATION(1)    CUT-OFF DATE AS OF CUT-OFF DATE     CUT-OFF DATE
----------------------    ------------ ------------------ ---------------------
1984.....................         1     $      5,424.55                *%
1985.....................       716        5,359,500.05              .63
1986.....................       117          934,897.76              .11
1987.....................         1           37,827.53                *
1988.....................         0                 .00              .00
1989.....................         2           61,821.84              .01
1990.....................         3           82,945.56              .01
1991.....................         5           91,502.30              .01
1992.....................         5          116,966.53              .01
1993.....................        10          427,066.80              .05
1994.....................        66        3,152,482.92              .37
1995.....................       109        5,934,771.15              .70
1996.....................       170       11,370,937.69             1.34
1997.....................       181       14,261,076.34             1.68
1998.....................    19,944      808,160,041.65            95.08
                             ------     ---------------           ------
   Total.................    21,330     $849,997,262.67           100.00%
                             ======     ===============           ======

--------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-off Date.

               DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                               NUMBER OF       AGGREGATE      % OF CONTRACT POOL BY
                               CONTRACTS   PRINCIPAL BALANCE  OUTSTANDING PRINCIPAL
  ORIGINAL CONTRACT             AS OF        OUTSTANDING         BALANCE AS OF
 AMOUNT (IN DOLLARS)         CUT-OFF DATE AS OF CUT-OFF DATE     CUT-OFF DATE
 -------------------         ------------ ------------------  ---------------------
    Less than $10,000........       841     $  6,480,582.91              .76%
    $10,000 to $19,999.......     3,416       46,599,469.67             5.48
    $20,000 to $29,999.......     4,278      103,711,016.75            12.20
    $30,000 to $39,999.......     4,137      141,818,075.78            16.69
    $40,000 to $49,999.......     2,682      119,881,744.20            14.11
    $50,000 to $59,999.......     2,066      112,983,983.36            13.29
    $60,000 to $69,999.......     1,389       89,897,080.66            10.58
    $70,000 to $79,999.......       881       65,615,875.23             7.72
    $80,000 to $89,999.......       639       54,095,966.79             6.36
    $90,000 to $99,999.......       420       39,836,202.01             4.69
    $100,000 to $109,999.....       234       24,422,979.04             2.87
    $110,000 to $119,999.....       151       17,344,308.43             2.04
    $120,000 to $129,999.....        87       10,858,153.27             1.28
    $130,000 to $139,999.....        41        5,502,149.59              .65
    $140,000 to $149,999.....        28        4,045,541.15              .48
    $150,000 to $159,999.....        16        2,487,879.87              .29
    $160,000 to $169,999.....        11        1,805,797.53              .21
    $170,000 to $179,999.....         4          699,067.22              .08
    $180,000 to $189,999.....         3          566,018.28              .07
    $190,000 to $199,999.....         1          189,968.38              .02
    $200,000 to $249,999.....         4          886,965.94              .10
    $250,000 to $299,999.....         1          268,436.61              .03
                                 ------     ---------------           ------
       Total.................    21,330     $849,997,262.67           100.00%
                                 ======     ===============           ======

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          928          $ 27,926,077.44               3.29%
61% to 65%..............          301            11,739,423.37               1.32
66% to 70%..............          418            16,704,085.78               1.97
71% to 75%..............          583            25,307,840.38               2.98
76% to 80%..............        1,689            66,862,456.20               7.88
81% to 85%..............        2,294            94,741,450.22              11.16
86% to 90%..............        7,420           298,552,620.86              35.13
91% to 95%..............        6,272           253,600,619.19              29.85
Over 95%................        1,425            54,562,689.23               6.42
                               ------          ---------------             ------
   Total................       21,330          $849,997,262.67             100.00%
                               ======          ===============             ======

--------
(1)Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                CONTRACT RATES

                                              AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY    NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE        AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------    ------------------- ------------------- --------------------------
0.00000% to 5.00000%....            10          $    605,138.98                .07%
5.00001% to 6.00000%....            63             4,046,897.71                .48
6.00001% to 7.00000%....         1,781           139,885,020.60              16.46
7.00001% to 8.00000%....         2,745           159,847,361.35              18.81
8.00001% to 9.00000%....         3,287           164,928,287.96              19.39
9.00001% to 10.00000%...         3,206           130,325,305.61              15.33
10.00001% to 11.00000%..         3,283           108,418,348.98              12.76
11.00001% to 12.00000%..         3,214            80,311,446.05               9.45
12.00001% to 13.00000%..         1,745            37,837,261.05               4.45
13.00001% to 14.00000%..           899            14,714,134.24               1.73
14.00001% to 15.00000%..           744             5,733,958.21                .67
15.00001% to 16.00000%..           309             2,947,235.00                .35
16.00001% to 17.00000%..            44               396,866.93                .05
                                ------          ---------------             ------
   Total................        21,330          $849,997,262.67             100.00%
                                ======          ===============             ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 31............          709          $  3,847,338.42                .45%
31 to 60................          431             3,979,602.44                .47
61 to 90................          856            12,350,568.99               1.45
91 to 120...............        1,293            20,580,253.66               2.42
121 to 150..............          464            10,181,339.37               1.20
151 to 180..............        2,724            66,033,699.47               7.77
181 to 210..............          126             4,776,674.46                .56
211 to 240..............        3,099            99,435,305.76              11.70
241 to 270..............           69             3,587,466.82                .42
271 to 300..............        1,636            58,627,946.91               6.90
301 to 330..............           70             4,449,941.98                .52
331 to 360..............        9,853           562,147,124.39              66.14
                               ------          ---------------             ------
   Total................       21,330          $849,997,262.67             100.00%
                               ======          ===============             ======